January 11, 2016
DREYFUS INSTITUTIONAL RESERVES FUNDS
- Dreyfus Institutional Preferred Government Money Market Fund
- Institutional Shares
Supplement to Prospectus dated May 1, 2015, as revised November 1, 2015 and Current Statement of Additional Information
The following changes will take effect on March 1, 2016
The following will replace the first sentence in the section in the fund's prospectus entitled "Shareholder Guide—Services for Fund Investors—Fund Exchanges" and will supersede any contrary information in the fund's statement of additional information:
An investor may purchase, in exchange for shares of the fund, any class of shares of Dreyfus Institutional Preferred Money Market Fund, Dreyfus Institutional Preferred Plus Money Market Fund or Dreyfus Institutional Preferred Treasury Money Market Fund.
The following information supplements the information contained in the section in the fund's prospectus entitled "Shareholder Guide—Services for Fund Investors":
Conversion Feature
Shares of one class of the fund may be converted into shares of another class of the fund, provided the investor meets the eligibility requirements for investing in the new share class.  The fund reserves the right to refuse any conversion request.